CUSIP NO. 009728 10 6                                         Page 9 of 9 PAGES
          ------------

                                  EXHIBIT 1

                                  AGREEMENT
                                      TO
                         JOINTLY FILE AMENDMENT NO. 8
                                      TO
                                 SCHEDULE 13D

          The undersigned hereby agree to jointly prepare and file an Amendment No. 8 to Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of Akorn, Inc. and hereby affirm that such Amendment No. 8 to Schedule 13D is being filed on behalf of the undersinged.

          After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                            /s/ John N. Kapoor
November 30, 2001                           -----------------------------------
                                            John N. Kapoor

November 30, 2001                           /s/ Editha Kapoor
                                            -----------------------------------
                                            Editha Kapoor

                                       John N. Kapoor Trust
                                       dtd 9/20/89

November 30, 2001                      By:  /s/ John N. Kapoor, Trustee
                                            ----------------------------------
                                            John N. Kapoor as Trustee


                                       EJ FINANCIAL INVESTMENTS VIII, L.P.


November 30, 2001                      By: /s/ John N. Kapoor
                                       ----------------------------------------
                                       John N. Kapoor, Managing
                                       General Partner


                                       EJ FINANCIAL/AKORN MANAGEMENT, L.P.


November 30, 2001                      By: /s/ John N. Kapoor
                                       ----------------------------------------
                                       John N. Kapoor, Managing
                                       General Partner


183705.1


--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.